Exhibit 10.7
                          AMENDMENT TO OPTION AGREEMENT

     This  agreement  of amendment (this "Amendment") is made as of November __,
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2006,  by  and  between  Citadel  Security Software Inc., a Delaware corporation
("Citadel"),  and  the  undersigned  option  holder  (the  "Optionee").
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     WHEREAS,  Citadel  and Optionee have entered into that certain Stock Option
Agreement, dated as of ___________, providing for the issuance of up to ______ shares of the common stock of Citadel (the "Stock Option Agreement");
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     WHEREAS,  Citadel,  and  certain  of its subsidiaries, have entered into an
Asset Purchase Agreement, dated as of October 2, 2006, with McAfee, Inc. and McAfee Security LLC (the "Asset Purchase Agreement");
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     WHEREAS,  conditioned  upon the closing of the transactions contemplated by the Asset Purchase Agreement, Citadel has implemented a "cash-out plan" to cash-out options subject to its 2002 Stock Incentive Plan pursuant to the resolution of its board of directors (such that any holder of stock options outstanding at the closing of a change of control may receive a payment equal to the difference between the price received by stockholders in the change of control and the exercise price of such holder's stock option(the "Cash-Out
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Plan").  Citadel  intends  to implement the Cash-Out Plan in connection with the
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closing  of the Asset Purchase Agreement and the subsequent distributions to its stockholders. As a result, holders of options that remain unexercised on the record date of our initial anticipated liquidating distribution, will receive from Citadel, at the same time liquidating distributions are made to holders of its common stock, cash payments equal to the product of the total number of shares that were subject to such option immediately prior to the closing of the asset sale, and the amount per share then being distributed in respect of its common stock. However, these cash payments will be paid only to the extent, if any, per share liquidating distributions in respect of its common stock exceed the per share exercise price of such option; and

     WHEREAS, each of Citadel and the Optionee now desire to amend the Stock Option Agreement to permit the options that may be granted pursuant to the Stock Option Agreement (the "Options"), although not subject to Citadel's 2002 Stock
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Incentive  Plan,  to  be  included  within  the  Cash-Out  Plan;

  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Citadel and the Optionee hereby agree as follows:

  1.     Amendment of the Stock Option Agreement. The Stock Option Agreement is
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hereby amended to provide that the Options may be included in the Cash-Out Plan.

  2.     No Other Changes.  Except as amended by this Amendment, the Stock
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Option Agreement shall remain in full force and effect in accordance with is terms.


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
  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY

CITADEL SECURITY SOFTWARE, INC.

By:
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Name:
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Title:
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OPTIONEE

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Name:
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Schedule of Persons and Number of Options

Name                  Options subject to amendment

Carl Banzhof          225,000
Richard Connelly      375,000
Chris A. Economou     62,500
John A. Leide         62,500


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